EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Revvity, Inc. (the “Company”) for the period ended July 5, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Prahlad Singh, President and Chief Executive Officer of the Company, and Maxwell Krakowiak, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) Based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) Based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 11, 2026	/s/ PRAHLAD SINGH, PhD
Prahlad Singh, PhD President and Chief Executive Officer

Dated:	August 11, 2026	/s/ MAXWELL KRAKOWIAK
Maxwell Krakowiak Senior Vice President and Chief Financial Officer